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                                                                   Exhibit 10.94

                              AMENDMENT NO. 10 TO
                AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT


         BY THIS AMENDMENT NO. 10 TO AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Amendment No. 10") dated as of December 14, 1994, PATTEN RECEIVABLES FINANCE CORPORATION VI, a Delaware corporation ("Borrower"), and GREYHOUND FINANCIAL CORPORATION, a Delaware corporation ("Lender"), for good and valuable consideration, the receipt of which is hereby acknowledged, hereby confirm and agree as follows:

                                   ARTICLE 1

                                  INTRODUCTION

         1.1 Lender, as successor-in-interest to Greyhound Real Estate Finance Company, an Arizona corporation, and Borrower are parties to that Amended and Restated Loan and Security Agreement dated as of January 9, 1990, as amended by a June 12, 1990 letter amendment, a July 18, 1990 letter amendment, an August 31, 1990 Amendment No. 1 to the Amended and Restated Loan and Security Agreement, a November 19, 1990 letter agreement, a March 23, 1991 Amendment No. 2 to the Amended and Restated Loan and Security Agreement, a November 21, 1991 Amendment No. 3 to the Amended and Restated Loan and Security Agreement, a January 30, 1992 Amendment No. 4 to the Amended and Restated Loan and Security Agreement, a May 11, 1992 letter agreement, an October, 1992 Amendment No. 5 to the Amended and Restated Loan and Security Agreement, a December 14, 1992 letter agreement, a May 12, 1993 Amendment No. 6 to the Amended and Restated Loan and Security Agreement, a February 18, 1994 Amendment No. 7 to the Amended and Restated Loan Agreement, a March 25, 1994 Amendment No. 8 to Amended and Restated Loan and Security Agreement, and a June 29, 1994, Amendment No. 9 to Amended and Restated Loan and Security Agreement (collectively, the "Agreement").

         1.2 Borrower and Lender wish to amend the Agreement as more fully provided below.

                                   ARTICLE 2

                                   AGREEMENT

         2.1 Except as otherwise defined herein or unless the context otherwise requires, capitalized terms used in this Amendment No. 10 shall have the meaning given to them in the Loan Agreement.

         2.2 Paragraph 9.12 of the Loan Agreement is deleted in its entirety and the following is substituted in its place:

     9.12 (a) Lender has entered into a Construction and Receivables Loan and Security Agreement dated as of February 18, 1994, with Patten, the sole stockholder and an affiliate of Borrower, which has been amended and restated pursuant to an Amended and Restated Construction and Receivables Loan and Security Agreement dated as of December 14, 1994 ("Mountainloft Loan Agreement") pursuant to which Lender has agreed to make to Patten a construction loan in the maximum amount of Three Million One Hundred Thousand Dollars ($3,100,000) ("Mountainloft Construction Loan"; and the Mountainloft Construction Loan and Mountainloft Receivables Loan collectively, "Mountainloft Loans"), subject to the terms and conditions of the Mountainloft Loan Agreement. Lender has entered into a Loan Agreement ("Lake Ridge Loan Agreement") with Properties of the Southwest, Inc., a Delaware corporation ("PSI"), a wholly-owned subsidiary of Patten, pursuant to which Lender has agreed to make to PSI a loan in an amount not to exceed Four Million Five Hundred Thousand Dollars ($4,500,000) ("Lake Ridge Loan"; and the Mountainloft Loans and Lake Ridge Loan collectively "Mountainloft/Lake Ridge Loans").
Lender is entering into or has entered into a Credit Facility Agreement ("Land Inventory Credit Facility Agreement") with Patten pursuant to which Lender has agreed to extend to Patten for use by Patten and its wholly-owned subsidiaries a revolving line of credit in an amount not to exceed Five Million Dollars ($5,000,000) ("Land Inventory Credit Facility"). As used in this

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Agreement, the term "Other Credit Facilities" shall mean at any time, all other loans and credit facilities then outstanding between PSI, Patten and/or any Affiliate of Borrower on the one hand, and Lender on the other hand, including, without limitation, the Lake Ridge Loan, the Mountainloft Loans, and the Land Inventory Credit Facility; the term "Credit Facility" means any one of the Other Credit Facilities or this Loan; the term "Lake Ridge Loan Documents" shall mean the documents now or hereafter executed in connection with the Lake Ridge Loan, as they may be from time to time renewed, amended, restated or replaced; and the term "Land Inventory Credit Facility Documents" shall mean the Land Inventory Credit Facility Agreement and all other documents now or hereafter executed in connection with the Land Inventory Credit Facility, as they may be from time to time renewed, amended, restated or replaced; and the term "Other Credit Facilities Documents" shall mean the documents now or hereafter executed in connection with the Other Credit Facilities, including, without limitation, the Lake Ridge Loan Documents, the Mountainloft Loan Documents, and the Land Inventory Credit Facility Documents, as they may be from time to time renewed, amended, restated or replaced.

             (b) An Event of Default under the Documents shall constitute an "Event of Default" as that term is defined in any of the other Credit Facilities, shall, without further condition or delay, permit Lender to accelerate the payment of such Other Credit Facility, cease funding under any Other Credit Facility or to foreclose its lien or security interest on any of the collateral for such Other Credit Facility. An "Event of Default" as that term is defined in any of the Other Credit Facilities Documents and/or any act or event which, without further condition or delay, permits Lender to accelerate the payment of any Other Credit Facility and/or exercise its remedies to either cease funding under such Other Credit Facility or foreclose its lien or security interest on any collateral for any Other Credit Facility shall constitute an Event of Default under the Documents.

             (c) Without limiting the generality of any other provision contained herein, the Security Interest granted by Borrower hereunder and all collateral now or hereafter given under the Documents as security for the Loan is intended to and does secure performance of the obligations of Patten under the Mountainloft Documents (collectively "Mountainloft Obligations") and all obligations of Patten as borrower under the Land Inventory Credit Facility Documents; and all collateral now or hereafter given under the Mountainloft Documents as security for the Mountainloft Obligations and/or under the Land Inventory Credit Facility Documents executed by Patten as security for Patten's obligations as borrower under the Land Inventory Credit Facility is intended to and does secure the Obligations.

             (d) If an Event of Default exists and Lender is entitled to apply the proceeds of the Receivables Collateral to the Obligations, it may apply such proceeds to the Mountainloft Obligations and Patten's obligations as borrower under the Land Inventory Credit Facility Documents in such order and manner as Lender may determine.

             (e) Notwithstanding anything in this Agreement to the contrary, in no event shall Lender have any obligation to make any Advance if after giving effect to the Advance, the sum of the Advance and the unpaid principal balance of the Loan and the Lake Ridge Loan would exceed Twenty-Four Million Five Hundred Thousand Dollars ($24,500,000). Notwithstanding anything in this Agreement or the Note to the contrary, in no event may Borrower prepay the Loan in full unless the Lake Ridge Loan and all other obligations under the Lake Ridge Loan Documents are paid in full at the same time.

             (f) Notwithstanding anything in this Agreement to the contrary, in no event shall Lender have any obligation to make any Advance if after giving effect to the Advance, the sum of the Advance and the unpaid principal balance of the Loan and the Land Inventory Credit Facility would exceed Twenty Million Dollars ($20,000,000).

             (g) Neither (i) the exercise of the failure to exercise by Lender of any rights or remedies conferred on it under the Other Credit Facilities Documents, hereunder or existing at law or otherwise, or against any security for performance of the Other Credit Facilities Obligations, (ii) the commencement of an action at law or the recovery of a judgment at law against another borrower ("Third Party Borrower") under the Other Credit Facility Documents or any other obligor ("Third Party Obligor") for the Other Credit Facilities Obligations and the enforcement thereof through levy or execution or otherwise, (iii) the taking or institution or any other





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         action or proceeding against a Third Party Borrower or any other Third
         Party Obligor nor (iv) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Borrower) by Lender or anyone acting for Lender, shall extinguish or affect the obligations of Borrower hereunder. Borrower shall be and remain liable hereunder until all the Other Credit Facilities Obligations until fully paid and performed and for one year and one day after such payment and performance of all the Other Credit Facilities Obligations under the Other Credit Facilities Documents
         [and without limiting Borrower's obligations under paragraph 9.12(k)], notwithstanding the previous discharge (total or partial) from further liability of any Third Party Borrower or any Third Party Obligor.

             (h) Borrower hereby expressly waives: (i) notice of the existence, creation or non-payment of all or any of the Other Credit Facilities Obligations except as otherwise provided in the Other Credit Facilities Documents; (ii) presentment, protest, demand, dishonor, notice of dishonor, pretest and all notices whatsoever with respect to the Other Credit Facilities Obligations; (iii) all diligence in collection or protection of or realization on the Other Credit Facilities Obligations or any part thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing;
         (iv) any defense based upon an election of remedies by Lender or marshaling of assets; (v) any defense arising because of Lender's election under Section 1111(b) (2) of the United States Bankruptcy Code ("Bankruptcy Code") in any proceeding instituted under the Bankruptcy Code; (vi) any defense based on post-petition borrowing or the grant of a security interest by a Third Party Borrower under
         Section 364 of the Bankruptcy Code; (vii) any duty on the part of Lender to disclose to Borrower any facts Lender may now or hereafter know about any Third Party Borrower, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Borrower intends to assume or has reason to believe that such facts are known to Borrower or has a reasonable opportunity to communicate such facts to Borrower, because Borrower represents and warrants that it is fully responsible for being and keeping informed of the financial condition of Third Party Borrower and of all circumstances bearing on the risk of non-payment of any obligation guaranteed hereby; and (viii) any and all suretyship defenses and defenses in the nature there of under Arizona and/or any other applicable law, including, without limitation, the benefits of the provisions of Sections 12-1641 through 12-1646, of the Arizona Revised Statutes, Sections 17 and 21, A.R.C.P., and all other laws and procedural rules of similar import.

             (i) Without limiting the generality of the foregoing, Borrower will not assert against Lender any defense of waiver, release, discharge in bankruptcy, statute of limitations, res judicata, statute of frauds, anti-deficiency statute, fraud, usury, illegality or unenforceability which may be available to any Third Party Borrower with respect to the Other Credit Facilities Documents, or any setoff available to any Third Party Borrower against Lender, whether or not on account of a related transactions.

             (j) Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Borrower, may take all or any of the following actions without in any manner affecting or impairing the obligations of Borrower hereunder:
         (i) obtain a lien on or a security interest in any property to secure any of the Other Credit Facilities Obligations; (ii) retain or obtain the primary or secondary liability of any party or parties, in addition to Borrower, with respect to any of the Other Credit Facilities Obligations; (iii) renew, extend or otherwise change the time for payment or performance of any of the Other Credit Facilities Obligations for any period; (iv) release or compromise any liability of Borrower hereunder or any liability of any nature of any other party or parties with respect to any of the Other Credit Facilities Obligations; (v) exchange, enforce, waive, release and apply any security for the performance of any of the Other Credit Facilities Obligations and direct the order or manner of sale thereof as Lender may in Lender's discretion determine; (vi) resort to the Receivables Collateral for payment of any of the Other Credit Facilities Obligations, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Other Credit Facilities Obligations; (vii) agree to any amendment (including, without limitation, any amendment which changes the amount of interest to be paid under the Other Credit Facilities Documents or extends the period of time during which any Third Party Borrower may obtain advances of the Other Credit Facilities), any alteration of the Other Credit Facilities Documents or any waiver of any of the provisions of the Other Credit Facilities Documents and/or exercise Lender's rights to consent to any action or non-action of any Third Party Borrower which may violate the covenants and agreements contained in the Other Credit Facilities Documents, with or without consideration of and on such terms and conditions as may be acceptable



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        to Lender; or (viii) exercise any of Lender's rights conferred by the
        Other Credit Facilities Documents or by law.

            (k) Notwithstanding anything herein to the contrary, if at any time all or any part of any payment theretofore applied by Lender to any of the Other Credit Facilities Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of Third Party Borrower), such Other Credit Facilities Obligations, for purposes of this paragraph 9.12, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this paragraph 9.12 shall continue to be effective or be reinstated, as the case may be, as to such Other Credit Facilities Obligations, all as though such application by Lender had not been made.

            (l) Borrower shall have no right of subrogation with respect to the Other Credit Facilities Obligations or any right of indemnification, reimbursement or contribution from any Third Party Borrower or from any other Third Party Obligor with respect to the Other Credit Facilities Obligations regardless of any payment thereon resulting from the provisions of this paragraph 9.12 and Borrower hereby unconditionally waives any such right of subrogation, indemnification, reimbursement or contribution.

        2.3 Borrower will execute and deliver such further instruments and do such things as in the sole and absolute judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment No. 10 and any other documents executed in connection herewith, including, without limitation, amendments to security loan documents and financing statements.

        2.4 This Amendment may not be amended or otherwise modified except in a writing duly executed by the parties hereto.

        2.5 If any one or more of the provisions of this Amendment is held to be invalid, illegal or unenforceable in any respect or for any reason (all of which invalidating laws are waived to the fullest extent possible), the validity, legality and enforceability of any remaining portions of such provision(s) of this Amendment shall not be in any respect impaired. In lieu of each such unenforceable provision, there shall be added automatically as a part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

        2.6 This Amendment constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and this Amendment and the Other Credit Facilities Documents, as amended hereby, supersedes all prior written or oral understandings and agreements between the parties in connection with its subject matter.

        2.7 All Schedules and Exhibits referred to herein are herein incorporated by this reference.

        2.8 This Amendment may be executed in one or more counterparts, and any number of which having been signed by all the parties hereto shall be taken as one original.

        2.9 Borrower and Lender hereby ratify and confirm the Loan Agreement, as amended hereby, in all respects; and, except as expressly amended hereby, the Loan Agreement shall remain in full force and effect.





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         IN WITNESS WHEREOF this instrument is executed as of the date set forth above.


         "BORROWER"                  PATTEN RECEIVABLES FINANCE
                                     CORPORATION VI, a Delaware
                                     corporation



                                     By:  ALAN L. MURRAY
                                          --------------------------------------
                                     Type/Print Name:  ALAN L. MURRAY
                                                       -------------------------
                                     Title:  TREASURER
                                             -----------------------------------


         "LENDER"                    GREYHOUND FINANCIAL CORPORATION, a
                                     Delaware corporation



                                     By:  JACK FIELDS, III
                                          --------------------------------------
                                     Type/Print Name:  JACK FIELDS, III
                                                       -------------------------
                                     Title:  SENIOR VICE PRESIDENT
                                             -----------------------------------





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